Exhibit 99.1
FLOWSERVE CORPORATION
(Unaudited)

EPD
Quarter Ended	2009
Amounts in millions	March 31	June 30	September 30	December 31
Bookings	$479.9	$588.6	$468.5	$468.1
Sales to external customers	523.0	562.5	526.8	637.0
Intersegment sales	16.2	17.8	13.9	19.1
Gross profit	201.4	211.6	206.2	224.3
Gross profit margin	37.4%	36.5%	38.1%	34.2%
Operating income	99.8	113.6	111.1	110.3
Operating income as a percentage of sales	18.5%	19.6%	20.5%	16.8%
Identifiable assets	1,729.9	1,800.7	1,812.0	1,729.8
Realignment charges- cost of sales	4.9	6.3	0.4	12.7
Realignment charges- selling, general and administrative	3.0	3.0	0.7	11.4

IPD
Quarter Ended	2009
Amounts in millions	March 31	June 30	September 30	December 31
Bookings	$215.3	$202.0	$196.4	$210.7
Sales to external customers	205.7	227.0	231.9	254.8
Intersegment sales	8.6	14.6	12.3	16.1
Gross profit	59.0	67.2	66.2	70.1
Gross profit margin	27.5%	27.8%	27.1%	25.9%
Operating income	23.0	28.5	25.5	30.9
Operating income as a percentage of sales	10.7%	11.8%	10.4%	11.4%
Identifiable assets	690.5	721.5	732.5	701.0
Realignment charges- cost of sales	1.0	2.5	1.1	4.4
Realignment charges- selling, general and administrative expense	0.3	0.6	0.2	1.2

All Other
Quarter Ended	2009
Amounts in millions	March 31	June 30	September 30	December 31
Sales to external customers	$—	$—	$—	$—
Intersegment sales	(26.0)	(34.0)	(27.3)	(37.9)
Operating loss	(23.3)	(30.1)	(29.4)	(34.5)
Identifiable assets (1)	330.3	372.7	417.3	806.5
Realignment charges-cost of sales	—	—	—	0.7
Realignment charges- selling, general and administrative expense	0.2	0.1	0.6	1.3

(1)	The increase in identifiable assets for “All Other” is primarily a result of increased cash balances.

FLOWSERVE CORPORATION
(Unaudited)

Year Ended	Flow Solutions Group			Subtotal –	Eliminations
December 31, 2009:				Reportable	and All Other	Consolidated
Amounts in millions	EPD	IPD	FCD	Segments	(1)	Total
Bookings	$1,976.0	$823.1	$1,198.3	$3,997.4	$(112.1)	$3,885.3
Backlog	1,382.1	555.6	485.3	2,423.0	(51.8)	2,371.2
Sales to external customers	2,249.3	919.4	1,196.6	4,365.3	—	4,365.3
Intersegment sales	67.0	51.6	6.6	125.2	(125.2)	—
Gross profit	843.5	262.5	445.2	1,551.2	N/A	1,548.1
Gross profit margin	36.4%	27.0%	37.0%	34.5%	N/A	35.5%
Operating income	434.8	107.9	204.1	746.8	(117.3)	629.5
Operating income as a percentage of sales	18.8%	11.1%	17.0%	16.6%	N/A	14.4%
Depreciation and amortization	42.2	15.9	29.1	87.2	8.2	95.4
Identifiable assets	1,729.8	701.0	1,011.6	3,442.4	806.5	4,248.9
Capital expenditures	44.0	22.3	32.4	98.7	9.7	108.4
Realignment charges- cost of sales	24.3	9.0	7.5	40.8	0.7	41.5
Realignment charges- selling, general and administrative expense	18.1	2.3	4.0	24.4	2.2	26.6

Year Ended	Flow Solutions Group			Subtotal –	Eliminations
December 31, 2008:				Reportable	and All Other	Consolidated
Amounts in millions	EPD	IPD	FCD	Segments	(1)	Total
Bookings	$2,623.5	$1,140.9	$1,486.4	$5,250.8	$(145.1)	$5,105.7
Backlog	1,725.8	679.3	482.9	2,888.0	(62.9)	2,825.1
Sales to external customers	2,184.9	913.4	1,375.2	4,473.5	—	4,473.5
Intersegment sales	67.3	43.3	6.5	117.1	(117.1)	—
Gross profit	811.8	275.0	497.7	1,584.5	N/A	1,580.3
Gross profit margin	36.0%	28.7%	36.0%	34.5%	N/A	35.3%
Operating income	401.8	117.1	218.7	737.6	(121.9)	615.7
Operating income as a percentage of sales	17.8%	12.2%	15.8%	16.1%	N/A	13.8%
Depreciation and amortization	33.5	13.6	26.5	73.6	7.8	81.4
Identifiable assets	1,696.4	674.0	1,050.0	3,420.4	603.3	4,023.7
Capital expenditures	50.0	22.3	41.2	113.5	13.4	126.9
Realignment charges- cost of sales	—	—	—	—	—	—
Realignment charges- selling, general and administrative expense	—	—	—	—	—	—

Year Ended	Flow Solutions Group			Subtotal –
December 31, 2007:				Reportable	Eliminations	Consolidated
Amounts in millions	EPD	IPD	FCD	Segments	and All Other	Total
Bookings	$2,228.6	$953.8	$1,245.7	$4,428.1	$(109.4)	$4,318.7
Backlog	1,342.5	557.3	414.8	2,314.6	(38.0)	2,276.6
Sales to external customers	1,805.3	800.6	1,156.8	3,762.7	—	3,762.7
Intersegment sales	59.9	37.1	6.4	103.4	(103.4)	—
Gross profit	616.4	233.2	405.8	1,255.4	N/A	1,247.7
Gross profit margin	33.0%	27.8%	34.9%	32.5%	N/A	33.2%
Operating income	281.2	103.0	163.8	548.0	(136.1)	411.9
Operating income as a percentage of sales	15.1%	12.3%	14.1%	14.2%	N/A	10.9%
Depreciation and amortization	29.9	12.4	25.8	68.1	9.6	77.7
Identifiable assets	1,506.3	593.2	988.4	3,087.9	432.5	3,520.4
Capital expenditures	47.3	13.1	19.1	79.5	9.5	89.0
Realignment charges- cost of sales	—	—	—	—	—	—
Realignment charges- selling, general and administrative expense	—	—	—	—	—	—

(1)	The increase in identifiable assets for “All Other” in 2009 and 2008 is primarily a result of increased cash balances.